                                                                   EXHIBIT 10.21

                             OFFICE BUILDING LEASE

This OFFICE BUILDING LEASE ("Lease") is entered into as of the 2nd day of October, 1995 by and between Koll Center Newport Number 14, a California General Partnership ("Landlord"), and Koll Management Services, Inc., a Delaware Corporation ("Tenant").

1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

(a)  Landlord:  Koll Center Newport Number 14, a California General Partnership.

(b)  Landlord's Address (For Notices):
                4350 Von Karman Avenue, Suite 100
                Newport Beach, California 92660
                Attention:  KCN 14 Manager
     or such other place as Landlord may from time to time designate by notice to Tenant.

(c)  Tenant:    Koll Management Services, Inc., a Delaware corporation.

(d)  Tenant's Address (Premises):
                5000 Birch Street, Suite 7000
                Newport Beach, California  92660
                Attention:  Lynda McMillen

(e) Development: The parcel(s) of real property commonly known as Koll Center Newport and located in the City of Newport Beach (the "City"), County of Orange (the "County"), State of California ("State"), as shown on the site plan attached hereto as Exhibit "A-I".
                   -------------

(f) Building: One ten (10) and one six (6) story office tower located within the Development,which Building contains approximately 294,792 Rentable Square Feet (subject to adjustment as provided in Exhibit "B"), with the street address
                                           -----------
of 5000 Birch Street, Newport Beach, CA 92660.

(g) Premises: Those certain premises known as Suite(s) 7000 and 2700 as generally shown on the floor plan(s) attached hereto as Exhibit "A-II", located
                                                        --------------
located on the seventh (7th) and second (2nd) floor(s) of the Building, which Premises contains approximately 20,481 Rentable Square Feet and 19,292 Usable Square Feet (subject to adjustment as provided in Exhibit "B" and Exhibit "D").
                                                  -----------     -----------

(h) Tenant's Percentage: Tenant's percentage of the Building on a Rentable Square Foot basis, which initially is 6.9476%, subject to final determination as provided in Exhibit "B" and Exhibit "D".
            -----------     -----------

(i)  Term:  six (6) Lease Years and three (3) Months.

(j)  Estimated Commencement Date:  December 1, 1995.

     Estimated Expiration Date:  February 28, 2002.

(k) Commencement Date: The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C" and as stated on
                                                   -----------
Exhibit "D".
- -----------

(l) Initial Monthly Base Rent: $29,045.40, subject to adjustment as provided in Subparagraph 1(m) below and as otherwise provided in this Lease and subject to Addendum to Office Building Lease, Item #44.

(m) Adjustment to Monthly Base Rent: Monthly Base Rent will be adjusted in accordance with the following:

            LEASE YEAR OR MONTHS       MONTHLY BASE RENT
            Commencement Date -
            February 29, 1996              $0.00 /1/
            March 1, 1996 -
            February 28, 2002         $29,045.40 per month


(n) Operating Expense Allowance: Operating Expense Allowance means that portion of Tenant's Percentage of Operating Expenses as described in Paragraph 6 below which Landlord has included in Monthly Base Rent, which, for purposes of this Lease, will be an amount equal to Tenant's Percentage of Operating Expenses for the Building for the 1996 calendar year.

(o)  Security Deposit:  $  N/A

(p) Tenant Improvements: All tenant improvements installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit
                                                                      -------
"C".
- ---

(q) Tenant Improvement Allowance: $450,250 to be applied as provided in the Work Letter Agreement attached hereto as Exhibit "C".
                                         -----------

(r) Permitted Use: General office use consistent with other Class "A" office uses at Koll Center Newport and no other use without the express written consent of Landlord, which consent Landlord may withhold in its sole but reasonable discretion.

(s) Parking: Up to sixty-two (62) unreserved employee parking spaces for the initial Lease Term, up to fifteen (15) reserved parking spaces for the initial Lease Term, and up to twenty-eight (28) designated unreserved parking spaces for the initial Lease Term, subject to Addendum to Office Building Lease, Item #48 and to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H".
                                           -----------

___________________
/1/  Subject to Addendum to Office Building Lease, Item #44.

(t) Broker(s): Koll Marketing Group and Koll Corporate Advisory Group (KCAG). KCAG shall be paid a commission in the amount of $37,468.57.

(u)  Guarantor(s):  N/A

(v) Interest Rate: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(w) Exhibits: "A-I" through "H", inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference. As provided in Paragraph 3 below, a completed version of Exhibit "D" will be delivered to Tenant after
                              -----------
Landlord delivers possession of the Premises to Tenant.

(x) Addendum Paragraphs: 40 through 49, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.   PREMISES AND COMMON AREAS.

(a) Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C".
- -----------

(b) Mutual Covenants. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) Tenant's Use of Common Areas. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the following common areas of the Building and/or the Development (collectively, the "Common Areas"):

(i) The Building's common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Building which serve the Premises (collectively, "Building Common

Areas"); and

(ii) The parking facilities of the Development which serve the Building (subject to the provisions of Exhibit "H"), loading and unloading areas, trash areas,
                     -----------
roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants (collectively, "Development Common Areas").

(d) Landlord's Reservation of Rights. Provided Tenant's use of and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Development Common Areas and the balance of the Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building; (ii) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in Paragraph 32 and Exhibit "H", parking spaces and
                                                 -----------
parking areas; and (iii) use or close temporarily the Building Common Areas, the Development Common Areas and/or other portions of the Development (with reasonable prior notice to Tenant) while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof.

3. TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(i), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "D" attached hereto, will
                                               -----------
set forth the Commencement Date, the date upon which the Term of this Lease shall end, the Rentable Square Feet within the Premises and the Building, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within fifteen (15) days of Tenant's receipt of the Notice.

4.  POSSESSION.

(a) Delivery of Possession. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C", or, if no Work Letter Agreement is required for
                   -----------
this Lease, then Landlord agrees to deliver possession of the Premises to Tenant on the Commencement Date; provided, however, Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on the

Commencement Date due to Landlord's negligence or willful misconduct or due to any Force Majeure Delay(s) (as described in Paragraph 33 of this Lease), then this Lease will not be void or voidable and Landlord will not be liable to Tenant for any loss or damage resulting therefrom, but the Commencement Date and the Expiration Date will be extended by the number of days Landlord is late in delivering the Premises to Tenant, and rent will not commence to accrue under this Lease until Landlord delivers the Premises to Tenant. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant's obligations under this Lease, if any, executed by the Guarantor(s);
(ii) the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

(b) Condition of Premises. Prior to the Commencement Date and in accordance with the Work Letter Agreement attached hereto as Exhibit "C", Landlord and
                                                  -----------
Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Tenant's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises (other than Tenant shall have the benefit of warranties provided on the Tenant Improvement), the Building, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development.

5.  RENT.

(a) Monthly Base Rent. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Subparagraph l(m).

(b) Additional Rent. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, insurance, repairs and parking, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) Late Payments. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6.   OPERATING EXPENSES.

(a) Operating Expenses. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Paragraph 6, Tenant's Percentage of Operating Expenses as defined in Exhibit "E" attached hereto to the extent Tenant's Percentage of
           -----------
Operating Expenses exceeds Tenant's Operating Expense Allowance.

(b) Estimate Statement. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. If the estimate of Tenant's Percentage of Operating Expenses in the Estimate Statement exceeds Tenant's Operating Expense Allowance, Tenant agrees to pay Landlord, as "Additional Rent", one-twelfth (1/l2th) of such excess each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year, except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within thirty (30) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses (see Rider 1) based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year. In the event Tenant's Percentage of Operating Expenses for any calendar year is less than Tenant's Operating Expense Allowance, Tenant will not be entitled to a credit against any rent, additional rent or Tenant's Percentage of future Operating Expenses payable hereunder.

Notwithstanding anything to the contrary herein, Landlord shall deliver to Tenant a final Actual Statement with respect to each year during the Term not later than one (1) year following March 1 of the applicable year.

With respect to the Estimate Statement, the estimated amount will be divided by the denominator of the then remaining months of that calendar year; i.e., estimated statement delivered on April 1, 1996, would have a denominator of 9.

(c) Actual Statement. By March 1st of each calendar year during the Term of this Lease, Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within fifteen
(15) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of the Operating Expenses due under this Lease (or Monthly Base Rent, if no Operating Expenses).

(d) Miscellaneous. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until fifteen (15) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

7.   OMITTED.

8.   USE.

(a) Tenant's Use of the Premises. The Premises may be used for the use or uses set forth in Subparagraph 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole but reasonable discretion. Nothing in this Lease will be deemed to give Tenant any exclusive right to such use in the Building or the Development. It is agreed between the parties that Tenant shall not lease space to third party tenants in such a way that would constitute an "executive suite."

(b) Compliance. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Development now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Development. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises or elsewhere within the Development. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

(c) Hazardous Materials. Except for ordinary and general office supplies typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Development by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Development, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, the Building or any other portion of the Development which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease. (See Rider 2.)

Notwithstanding anything contained to the contrary herein, Tenant shall not be responsible for costs resulting from the clean-up or removal of hazardous materials released, discharged, or introduced into the Building or Premises by Landlord or other tenants.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at Tenant's address for notices which may be changed from time to time by written notice from Tenant to Landlord and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(t). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

11.  SURRENDER; HOLDING OVER.

(a) Surrender. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove, as well as any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) Holding Over. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i) one hundred twenty-five percent (125%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently scheduled rental rate for comparable space in the Building, in either event prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or Alterations in the Premises (installed and/or paid for by Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard tenant improvements are assessed. If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within fifteen (15) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, will have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make
                     -----------
alterations, additions,
improvements and decorations to the Premises (collectively, "Alterations") subject to and upon the following terms and conditions:

(a) Prohibited Alterations. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

(b) Landlord's Approval. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which cost less than Ten Thousand Dollars ($10,000) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations prior to commencement of the work thereof, and
(ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

(c) Contractors. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's fire/life safety, electrical and mechanical contractors for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) Manner of Performance. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) Ownership. The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures, and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph
13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal.

(f) Plan Review. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition, Tenant agrees to pay Landlord, within ten (10) business days after completion of any Alterations, a fee to cover Landlord's costs of supervising and administering the installation of such Alterations, in the amount of five percent (5%) of the cost of such Alterations (hard construction costs only), but in no event less than Two Hundred Fifty Dollars ($250.00).

(g) Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) Removal of Alterations. If Tenant fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14.  REPAIRS.

(a) Landlord's Obligations. Landlord agrees to repair and maintain in a manner consistent with other high-rise buildings at Koll Center Newport the structural portions of the Building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 20, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

(b) Tenant's Obligations. Tenant agrees to keep, maintain and preserve the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Landlord's contractor, or by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within thirty (30) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below. Except as provided in Subparagraph 14(a) above, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

(c) Tenant's Failure to Repair. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following fifteen (15) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within fifteen (15) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such fifteen (15) day period will bear interest at the Interest Rate until paid by Tenant.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Development, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within fifteen (15) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Except for Landlord's negligence, Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord.

17. UTILITIES AND SERVICES. Throughout the Term of the Lease so long as the Premises are occupied, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F", subject to the conditions and in
                                -----------
accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord. Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or

(v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is reasonable or is proven to exceed those levels utilized by Tenants in the Building, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and/or Landlord or Tenant may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment.

Notwithstanding anything to the contrary contained in this Paragraph 17, if (i) Landlord ceases to furnish any service in the Building, and Tenant notified Landlord of such cessation in writing (the "Interruption Notice"), (ii) such cessation does not arise as a result of an act or omission of Tenant, (iii) such cessation is not caused by a fire or other casualty (in which case Paragraph 20 shall control), (iv) as a result of such cessation, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of its business) and Tenant in fact ceases to use the Premises, or material portion thereof, then, Tenant's sole remedy for such cessation shall be as follows: On the fifth (5th) consecutive business day following the later to occur of the date of the Premises (or material portion thereof) becomes untenantable, the date Tenant ceases to use such space and the date Tenant provides Landlord with an Interruption Notice, the Monthly Base Rent and additional rent payable hereunder shall be abated on a per-diem basis for each day after such five (5) business day period based upon the percentage of the Premises so rendered untenantable and not used by Tenant, and such abatement shall continue until the date the Premises become tenantable again.

18.  ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) Assumption of Risk. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises, the Building or the Development resulting from any act or omission (except for negligent or intentionally wrongful act or omission) of Landlord,
(ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Building, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Development or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment.

(b) Indemnification. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and all Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant

Parties, in or about the Premises, the Building or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges, and expenses resulting from the negligence of Tenant and/or its agents, employees, or contractors, and subject to the provisions of Paragraph 18(b) hereof, Landlord shall indemnify, defend and hold Tenant, its principals, agents and employees (collectively, the "Tenant Related Parties") harmless from and against all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Tenant or any of the Tenant Related Parties and arising, directly or indirectly, out of or in connection with any of the following: (i) any work or thing done in, on or about the Building or any part thereof by Landlord or any of its agents, contractors, or employees; (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Building or any part thereof by Landlord or any of its agents, contractors or employees, (iii) any act or omission of Landlord or any of its agent, contractors or employees; and (iv) any injury or damage to any person or property occurring in, on or about the Building or any part thereof; provided, however, that in each case such liability, obligation, damage, penalty, claim, cost, charge or expense results from the negligence of Landlord and/or its agents, employees, or contractors.

(c) Survival; No Release of Insurers. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19.  INSURANCE.

(a) Tenant's Insurance. On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

(i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

(ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

(iii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage:
Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient to cover the replacement value of the Premises, including Tenant Improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $1,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

(iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

(v) Worker's Compensation as required by the laws of the State with the following minimum limits of liability: Coverage A - statutory benefits; Coverage B - $1,000,000 per accident and disease.

(vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b)  Supplemental Tenant Insurance Requirements.

(i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State.

(ii) All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide.

(iii) All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense.

If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

(iv) General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) Tenant's Use. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Development Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Development Common Areas or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within fifteen (15) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building, the Development Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) Cancellation of Landlord's Policies. If any of Landlord's insurance policies are cancelled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after written notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

(e) Waiver of Subrogation. Tenant's property insurance shall contain a clause whereby the insurer waives all rights of recovery by way of subrogation against Landlord. Tenant shall also obtain and furnish evidence to Landlord of the waiver by Tenant's worker's compensation insurance carrier of all rights of recovery by way of subrogation against Landlord.

Notwithstanding any provision of this Lease to the contrary, whenever (a) any loss, cost, damage or expense relating to personal property (excluding personal injuries or death) resulting from fire, explosion or any other casualty is incurred by either Landlord or by Tenant or by anyone claiming by, through or under Landlord or Tenant in connection with the Premises or the Building, and
(b) such party is covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this Lease to be so insured, then the party so insured (or so required) hereby waives (on its behalf and on behalf of its insurer) any claims against and releases the other party from any liability said other party may have on account of such loss, cost, damage or expense.

20.  DAMAGE OR DESTRUCTION.

(a) Partial Destruction. If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) Substantial Destruction. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or
(ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) Notice. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) Tenant's Termination Rights. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred seventy (270) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Tenant Improvements installed by or at the cost of Tenant and any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

(f) Abatement of Rent. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, from the date of such casualty, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) Inability to Complete. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is one hundred eighty (180) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors) which are beyond the reasonable control of Landlord as described in Paragraph 33, then Tenant may elect to terminate this Lease upon ten (10) days prior written notice given to the other after the expiration of such one hundred eighty (180) day period.

(h) Damage Near End of Term. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises or the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

(i) Waiver of Termination Right. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

(j) Termination. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21.  EMINENT DOMAIN.

(a) Substantial Taking. If the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Development is taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days prior written notice to Tenant if Landlord also terminates the leases of the other tenants of the Building which are leasing comparably sized space for comparable lease terms.

(c) Condemnation Award. In connection with any taking of the Premises or the Building, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) Temporary Taking. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Tenant will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22.  DEFAULTS AND REMEDIES.

(a) Defaults. The occurrence of any one or more of the following events will be deemed a default by Tenant:

(i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for five (5) business days or longer while in material default of any other provision of this Lease, which for purposes of this Lease means any absence by Tenant from the Premises for thirty
(30) days or longer whether or not Tenant is in default under any provision of this Lease.

(ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

(iii) The failure by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues for a period of ten (10) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence, commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion.

(iv) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) Landlord's Remedies; Termination. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law (including, without limitation, to the extent the Premises are located in California, the remedies of Civil Code

Section 1951.4 and any successor statute or similar law), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) Landlord's Remedies; Re-Entry Rights. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) Landlord's Remedies; Re-Letting. In the event of the abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(e) Landlord's Remedies; Performance for Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f)  Late Payment.  If Tenant fails to pay any installment of rent within five
(5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment,
(ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and
(iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three
(3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(g) Landlord's Security Interest. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property (collectively, the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security interest shall be in addition to any landlord's lien provided by law. This Lease shall constitute a security agreement under the Commercial Code of the State so that Landlord shall have and may enforce a security interest in the Collateral. Tenant agrees to execute as debtor and deliver such financing statement or statements and any further documents as Landlord may now or hereafter reasonably request to protect such security interest pursuant to such code. Landlord may also at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded as secured party under such code, which rights and remedies shall be in addition to Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

(h) Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23.  LANDLORD'S DEFAULT.

Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24.  ASSIGNMENT AND SUBLETTING.

(a) Restriction on Transfer. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant or a transfer under Subparagraph 24(c) (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

(b) Corporate and Partnership Transfers. For purposes of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) Permitted Controlled Transfers. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant makes its best efforts to deliver to Landlord, at Landlord's request, the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

(d) Transfer Notice. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) Landlord's Options. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following (i) consent to the proposed Transfer; or (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below.

(f) Reasonable Disapproval. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transferee is a governmental entity; (ii) the portion of the

Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iii) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, (B) violates any exclusive use granted by Landlord to another tenant in the Building, or (C) otherwise poses a risk of increased liability to Landlord; (iv) the Transfer would likely result in a significant and inappropriate increase in the use of the parking areas or Development Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (v) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease; (vi) the Transferee is not in Landlord's reasonable opinion consistent with Landlord's desired tenant mix; or (vii) the Transferee poses a business or other economic risk which Landlord deems unacceptable.

(g) Additional Conditions. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

(h) Excess Rent. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

(i)  OMITTED.

(j) No Release. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant, after providing Tenant with notice of such default by the Transferee without the necessity of exhausting remedies against such Transferee or successor. Tenant shall have the right to enforce any sublease. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25.  SUBORDINATION.

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Development, or any lessor of a ground or underlying lease with respect to the Building, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Development or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the

Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

26.  ESTOPPEL CERTIFICATE.

(a) Tenant's Obligations. Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "G" attached hereto or as may reasonably be required by Landlord's
- -----------
Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein. Any errors made by Tenant on any estoppel certificate delivered to Landlord or any other party shall not modify the terms, covenants, or conditions of this Lease.

(b) Tenant's Failure to Deliver. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
(ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such fifteen (15) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27.  OMITTED.

28.  RULES AND REGULATIONS.

Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "H", and all reasonable and nondiscriminatory modifications thereof and
- -----------
additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

29.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.

(a) Modifications. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Development, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant or reduce Tenant's rights under this Lease or adversely affect the leasehold estate created by this Lease.

(b) Cure Rights. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, by Landlord in accordance with the notice provision and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30.  DEFINITION OF LANDLORD.

The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31.  WAIVER.

The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32.  PARKING.

(a) Grant of Parking Rights. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use the number and type of parking spaces designated in Subparagraph 1(s) subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking contained in Exhibit "H" attached hereto. Except as otherwise expressly set
             -----------
expressly set forth in Subparagraph 1(s), as consideration for the use of such parking spaces, Tenant agrees to pay to Landlord or, at Landlord's election, directly to Landlord's parking operator, as additional rent under this Lease, the prevailing parking rate for each such parking space as established by Landlord in its discretion from time to time. Tenant agrees that all parking charges will be payable on a monthly basis concurrently with each monthly payment of Monthly Base Rent. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

(b) Visitor Parking. So long as this Lease is in effect, Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor parking and which are located within the surface parking area(s), if any, and/or within the parking structure(s) which serve the Building. Visitor parking will be made available at a charge to Tenant's visitors and guests, with the rate being established by Landlord in its discretion from time to time. Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Development.

(c) Use of Parking Spaces. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant will not be entitled to increase its parking privileges applicable to the Premises during the Term of the Lease except as follows: If at any time Tenant desires to increase the number of parking spaces allocated to it under the terms of this Lease, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of parking spaces allocated to Tenant (with an appropriate increase to the additional rent payable by Tenant for such additional spaces based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking spaces allocated to Tenant (with an appropriate reduction in the additional rent payable by Tenant for such eliminated parking spaces based on the then prevailing parking rates), or (c) disapprove such requested increase in the number of parking spaces allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision including a statement of any adjustments to the additional rent payable by Tenant for parking under the Lease, if applicable.

(d) General Provisions. Except as otherwise expressly set forth in Subparagraph 1(s), Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the Lease. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to pay the rent for any particular parking spaces or failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Paragraph 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Except in connection with an assignment or sublease expressly permitted under the terms of this Lease, Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

(e) Cooperation with Traffic Mitigation Measures. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Development with existing or proposed traffic mitigation programs.

(f) Parking Rules and Regulations. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H" attached
                                                         -----------
hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33.  FORCE MAJEURE.

If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34.  SIGNS.

Landlord will designate the location on the Premises, if any, for one or more Tenant identification sign(s). Tenant agrees to have Landlord install and maintain Tenant's identification sign(s) in such designated location in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Development and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

35.  LIMITATION ON LIABILITY.

In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Building including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Building and any insurance proceeds payable to Landlord; (b) Except as may be necessary to secure jurisdiction of the partnership, no partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner of Landlord; (c) No partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) No judgment will be taken against any partner of Landlord and any judgment taken against any partner of Landlord may be vacated and set aside at any time after the fact; (e) No writ of execution will be levied against the assets of any partner of Landlord;
(f) The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

36.  FINANCIAL STATEMENTS.

Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon fifteen (15) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

37.  QUIET ENJOYMENT.

Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

38.  MISCELLANEOUS.

(a) Conflict of Laws. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

(b) Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) Professional Fees and Costs. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) Prior Agreement; Amendments. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) Separability. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) Recording. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

(i) Counterparts. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) Nondisclosure of Lease Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

(k) Non-Discrimination. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39.  EXECUTION OF LEASE.

(a) Joint and Several Obligations. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) Tenant as Corporation or Partnership. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) Examination of Lease. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

"TENANT"                                    "LANDLORD"
KOLL MANAGEMENT SERVICES, INC.              KOLL CENTER NEWPORT NUMBER 14
a Delaware Corporation                      a California general partnership

By: /s/ Lynda McMillen                      By: KOLL MANAGEMENT SERVICES, INC.,
    ---------------------------------           a Delaware Corporation,
Print Name:  Lynda McMillen                     Its Authorized Agent
             ------------------------

Print Title: Executive Vice President           By: /s/ Jana L. Turner
             ------------------------               -------------------------------

                                                    Print Name: Jana L. Turner
                                                                -------------------

By:                                                 Print Title: Regional President
    ---------------------------------                            ------------------
Print Name:
            -------------------------           By: /s/ Richard Koenig
Print Title:                                        -------------------------------
             ------------------------               Print Name: Richard Koenig
                                                                -------------------
                                                    Print Title: Senior Manager
                                                                 ------------------

                       ADDENDUM TO OFFICE BUILDING LEASE
                        DATED 2ND DAY OF OCTOBER, 1995
                 BY AND BETWEEN KOLL CENTER NEWPORT NUMBER 14,
              A CALIFORNIA GENERAL PARTNERSHIP, AS "LANDLORD" AND
            KOLL MANAGEMENT SERVICES, INC., A DELAWARE CORPORATION
                                  AS "TENANT"
- --------------------------------------------------------------------------------

40. OPTION TO EXTEND:
    ----------------

    (a) Subject to the terms of this Paragraph 40 and Paragraph 43, entitled "Options," Landlord hereby grants to Tenant an option (the "Extension Option") to extend the Term of this Lease with respect to the entire Premises (as expanded) for one (1) additional period of five (5) years (the "Option Term"), on the same terms, covenants and conditions as provided for in this Lease during the initial Lease Term, except that all economic terms such as, without limitation, Monthly Base Rent, an Operating Expense Allowance, if any, parking charges, partially abated rent, etc., shall be established based on the "fair market rental rate" for the Premises for the Option Term as defined and determined in accordance with the provisions of this Paragraph 40 below.

    (b) The Extension Option must be exercised, if at all, by written notice ("Extension Notice") delivered by Tenant to Landlord no earlier than the date which is two hundred seventy (270) days, and no later than the date which is one hundred eighty (180) days prior to the expiration of the then current Term of this Lease.

    (c) The term "fair market rental rate" as used in the Lease and any Rider or Addendum attached thereto shall mean Landlord's reasonable and good faith determination of the annual amount per rentable square foot, projected during the relevant period, that a willing, financially comparable, non-equity, non-renewal tenant (excluding sublease and assignment transactions) would pay, and a willing, financially comparable landlord of a comparable quality office building located in the Newport Beach-Irvine-Costa Mesa airport area ("Comparison Area") would accept, at arm's length (what Landlord is accepting in current transactions for the Building may be considered), for space comparable size, quality and floor height as the leased area at issue and taking into account the age, quality and layout of the existing improvements in the leased area at issue and taking into account items that professional real estate brokers customarily consider, including, but not limited to, rental rates, office space availability, tenant size, tenant improvement allowances, operating expenses and allowance, parking charges, free rent, free parking and any other lease concessions, if any, then being charged or granted by Landlord or the lessors of such similar office buildings. The fair market rental rate will be an effective rate, not including, but accounting for, the appropriate lease concessions described above.

    (d) Landlord's determination of fair market rental rate shall be delivered to Tenant in writing not later than thirty (30) days following Landlord's receipt of Tenant's Extension Notice. Tenant will have thirty (30) days ("Tenant's Review Period") after receipt of Landlord's notice of the fair market rental rate within which to accept such fair market rental rate or to reasonably object thereto in writing. Tenant's failure to object to the fair market rental rate submitted by Landlord in writing within Tenant's Review Period will conclusively be deemed Tenant's approval and acceptance thereof. If Tenant reasonably objects to the fair market rental rate submitted by Landlord within Tenant's Review Period, then Landlord and Tenant will attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. If Landlord and Tenant fail to agree upon such fair market rental rate using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such fair market rental rate within fifteen (15) days following the expiration of Tenant's Review Period (the "Outside Agreement Date"), then Tenant's Extension Option shall be voided unless Tenant notifies Landlord in writing within five
(5) days of the Outside Agreement Date of its election to agree upon a fair market rental rate pursuant to an appraisal method, in which event each party's determination will be submitted to appraisal in accordance with the provisions below.

    (e) (i) Landlord and Tenant shall each appoint one appraiser who shall by profession be a real estate broker who has been active over the five (5) year period ending on the date of such appointment in the leasing of high-rise office space in the Comparison Area. Each such appraiser will be appointed within thirty (30) days after the Outside Agreement Date.

         (ii) The two (2) appraisers so appointed will within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth herein above for qualification of the initial two (2) appraisers.

         (iii) The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's last proposed (as of the Outside Agreement Date) new Monthly Base Rent for the Premises is the closest to the actual new Monthly Base Rent for the Premises as determined by the appraisers, taking into account the requirements of Paragraph (c) and this Paragraph (e) regarding same.

         (iv) The three (3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the paries shall use Landlord's or Tenant's submitted new Monthly Base Rent, and shall notify Landlord and Tenant thereof.

         (v) The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant. The cost of each party's appraiser shall be the responsibility of the party selecting such appraiser, and the cost of the third appraiser (or arbitration, if necessary) shall be shared equally by Landlord and Tenant.

         (vi) If either Landlord or Tenant fails to appoint an appraiser within the time period in Paragraph (f)(i) herein above, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

         (vii) If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association.

         (viii) Landlord and Tenant shall split the cost of the third appraiser and shall pay for their own appraisers.

41. RIGHT TO LEASE ADDITIONAL SPACE:
    -------------------------------

    (a) Subject to the terms of this Paragraph 41 and Paragraph 43 below, entitled "Options," Tenant shall have a continuing right to lease ("Right to Lease") space on the sixth (6th) floor of the Building, to the extent such space becomes available for lease to third parties after the expiration of any existing lease for such space during the Lease Term, including the expiration of all renewal or extension options under such leases, and after any existing tenant or occupant vacates such space ("First Offer Space"). Tenant's Right to Lease is subject and subordinate to the rights of all other existing tenants of the Building granted prior to the date of this Lease with regard to the First Offer Space or any portion thereof.

    (b) Upon written request from Tenant to Landlord ("Tenant Request"), which Tenant may not give more than two (2) times per Lease Year, Landlord will give Tenant written notice of the availability of such First Offer Space and the date the existing tenant or occupant, if any, is expected to vacate such space ("Landlord's Availability Notice"). Within five (5) business days following delivery of Landlord's Availability Notice, Tenant will have the right to, in writing, request from Landlord a written statement setting forth the basic economic terms, including, but not limited to, Landlord's determination of the Monthly Base Rent, tenant improvement allowance, if any, and all other economic terms and conditions (collectively, the "Economic Terms"), upon which Landlord is willing to lease such First Offer Space, either to Tenant or to a third party. Such Economic Terms will represent Landlord's reasonable determination of the fair market rental rate for the First Offer Space determined by Landlord with reference to the parameters set forth in Subparagraph 40(c) above. The Lease Term for such First Offer Space shall be coterminous with the initial Lease Term, subject to extension, in accordance with the terms of Paragraph 40 above.

    (c) Within ten (10) days after receipt of the Economic Terms from Landlord, Tenant must given Landlord written notice pursuant to which Tenant shall elect to either: (i) lease such First Offer Space upon such Economic Terms and the same non-Economic Terms as set forth in this Lease with respect to the Premises; or (ii) refuse to lease such First Offer Space. Tenant's failure to timely choose either clause (i) or clause (ii) above will be deemed to be Tenant's choice of clause (ii) above.

    (d) If Tenant chooses (or is deemed to have chosen) clause (c)(ii) above, Tenant's Right to Lease the First Offer Space will be null and void until Landlord once again delivers to Tenant Landlord's Availability Notice, in which event, the procedures and sequences set forth above will be followed. If Tenant exercises its Right to Lease as provided herein, the parties will promptly thereafter execute an amendment to the Lease to include the First Offer Space in the Premises and to document the lease terms thereof.

42. OPTION TO TERMINATE:  Subject to the terms of this Paragraph 42 and
    -------------------
Paragraph 43 entitled "Options," and notwithstanding anything to the contrary contained in this Lease, Tenant will have a one-time option to terminate and cancel this Lease (the "Termination Option"), effective as of the last day of the thirty-sixth (36th) month of the Lease Term (the "Termination Date"), by delivering to Landlord, on or before the first day of the thirtieth (30th) month of the Lease Term, written notice ("Termination Notice") of Tenant's exercise of its Termination Option. As a condition to the effectiveness of Tenant's exercise of its Termination Option and in addition to Tenant's obligation to satisfy all other monetary and non monetary obligations arising under this Lease through the Termination Date, concurrently with Tenant's delivery to Landlord of the Termination Notice, Tenant must pay to Landlord cash (or its equivalent) in the amount of Four Hundred Thousand and 00/100 Dollars ($400,000.00) (the "Termination Consideration"). If Tenant properly and timely delivers the Termination Notice and the Termination Consideration to Landlord and satisfies all other monetary and non monetary obligations under this Lease through the Termination Date, including, without limitation, the provisions regarding surrender of the Premises, then this Lease will terminate as of midnight on the Termination Date.

43. OPTIONS
    -------

    (a)  Definition:  As used in this Paragraph, the word "Option" has the
         ----------
following meaning:

         (i) The Option to Extend pursuant to Paragraph 40 herein;

         (ii) The Right to Lease Additional Space pursuant to Paragraph 41 herein;

         (iii) The Option to Terminate pursuant to Paragraph 42 herein.

    (b)  Effect of Default on Option:  Tenant shall have no right to exercise
         ---------------------------
any Option, notwithstanding any provision of the grant of Option to the contrary, and Tenant's exercise of any Option may be nullified by Landlord and deemed of no further force or effect, if Tenant shall be in default of any monetary obligation or material non-monetary obligation under the terms of the Lease (or if Tenant would be in such default under the Lease but for the passage of time or the giving of notice, or both) as of Tenant's exercise of the Option in question or at any time after the exercise of any such Option and prior to the commencement of the Option event.

44. RENT ABATEMENT:  Landlord estimates that Tenant will occupy the Premises on
    --------------
December 1, 1995. Tenant shall not be required to pay rent through February 29, 1996. In no event shall the monthly basic rent and other charges due under the Lease commence later than March 1, 1996. Excluding monthly basic rent and parking rent, during the aforementioned rental abatement period, all other terms and conditions of this Lease, shall be in full force and effect.

45. AMERICANS WITH DISABILITIES ACT (ADA):  Tenant shall be responsible for
    -------------------------------------
causing, at Tenant's sole cost and expense, the Premises to comply with the American With Disabilities Act of 1990, as subsequently amended ("ADA"), and all similar federal, state and local laws, rules and regulations and subsequent amendments thereof. Landlord shall be responsible for causing the common areas of the Building and the Development to comply with the ADA, the costs for which shall not constitute a component of Operating Expenses (except to the extent such costs are included in the Operating Expense Allowance).

46. NON-DISTURBANCE AGREEMENT:  Landlord shall use its best efforts, prior to
    -------------------------
the commencement of the Lease term, cause Tenant to be provided with a commercially reasonable Non-Disturbance Agreement from existing lender on the building in the form acceptable to such lender.

47. MOVING ALLOWANCE:  Tenant shall receive a moving allowance (the "Moving
    ----------------
Allowance") of up to $30,000.00. Landlord shall pay the Moving Allowance to Tenant within thirty (30) days after Tenant's occupancy of the Premises.

48. PARKING:
    -------

    (a)  Unreserved Employee Parking:  So long as this Lease is in effect,
         ---------------------------
Landlord shall lease to Tenant up to sixty-two (62) unreserved employee parking spaces. All such unreserved employee parking spaces shall be available to all tenants on a non-exclusive, in-common basis within the non-visitor portions of the parking facilities.

         Tenant's parking rent shall be as follows for up to sixty-two (62) unreserved parking spaces for the initial Lease term:

         Commencement Date through February 29, 1996:
              $0.00 per space per month;
         March 1, 1996, through February 28, 1998:
              $15.00 per space per month;
         March 1, 1998, through February 28, 2000:
              $20.00 per space per month;
         March 1, 2000, through February 28, 2002:
              $25.00 per space per month.

    (b)  Reserved Parking:  So long as this Lease is in effect, Landlord shall
         ----------------
lease to Tenant up to fifteen (15) reserved parking spaces in the parking structure adjacent to the Building. The location of such reserved parking spaces within the parking structure shall be determined by Landlord, in its sole discretion.

         Tenant's parking rent shall be as follows for up to fifteen (15) reserved parking spaces for the initial Lease term:

         Commencement Date through February 28, 2002:
              $50.00 per space per month.

    (c)  Designated Unreserved Parking:  So long as this Lease is in effect,
         -----------------------------
Landlord shall lease to Tenant up to twenty-eight (28) designated unreserved employee parking spaces. Tenant's designated unreserved employee parking spaces may be located, at Landlord's sole option, at a specified area within a reasonable distance to the building, which for the purposes herein may include the Koll Center Newport parking facilities on the West side of Von Karman Avenue. The exact location of the designated unreserved parking spaces shall be determined by Landlord in its sole discretion. As a material consideration of the lease, Tenant shall use its best efforts to cause its employees to utilize the area(s) designated by Landlord for Tenant's designated unreserved parking spaces. In order to enforce Tenant's compliance with this provision, Landlord shall have the right to issue stickers or some other visible identification for Tenant's employee's vehicles which are selected to park in designated unreserved parking area(s) or Landlord may restrict ingress/egress for such vehicles to selected areas of the parking facilities. If necessary, after reasonable notice, Landlord may tow, at Tenant's expense, vehicles which do not utilize such areas for designated unreserved parking.

         Tenant's parking rent shall be as follows for twenty-eight (28) designated parking spaces for the initial Lease term:

         Commencement Date through February 29, 1996:
              $0.00 per space per month;
         March 1, 1996, through February 28, 1998:
              $15.00 per space per month;
         March 1, 1998, through February 28, 2000:
              $20.00 per space per month;
         March 1, 2000, through February 28, 2002:

              $25.00 per space per month.

49. CONFLICT WITH BASIC LEASE:  To the extent of any conflict between the
    -------------------------
printed portion of this Lease and the provisions of this Addendum Sections 40 through 48, the provisions of this Addendum shall prevail.


"TENANT"                               "LANDLORD"

KOLL MANAGEMENT SERVICES, INC.         KOLL CENTER NEWPORT NUMBER 14,
a Delaware corporation                 a California general partnership

                                       By:  KOLL MANAGEMENT SERVICES, INC., a
By:_____________________________            Delaware corporation as Agent

Print Name:_____________________       By:___________________________________

Title:__________________________       Print Name:___________________________

By:_____________________________       Print Title:__________________________

Print Name:_____________________       By:___________________________________

Print Title:____________________       Print Name:___________________________

                                       Print Title:__________________________


[F:\RM\DUMP\ERH\KOLL\OCT2\ADDENDUM]